UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2012

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LAIDLAW ENERGY GROUP, INC.

(Exact name of registrant as specified in its charter)

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New York (State or other jurisdiction of incorporation)	000-54580 (Commission File Number)	16-1485218 (I.R.S. Employer Identification Number)

90 John Street, 4th Floor

New York, New York 10038

(Address of principal executive offices and zip code)

(212) 480-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.      Changes in Registrant’s Certifying Accountant.

On September 17, 2012, Laidlaw Energy Group, Inc. (the “Company”) dismissed Marcum LLP as the Company’s independent registered public accounting firm. The decision to change accountants was recommended, approved and ratified by the Company's Board of Directors on September 17, 2012.

The report of Marcum LLP on the Company’s financial statements for the years ended December 31, 2010 and 2011 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on the Company’s financial statements for the years ended December 31, 2010 and 2011 contained an explanatory statement noting that there was substantial doubt as to the Company’s ability to continue as a going concern.

In connection with the Company’s two most recent fiscal year audits and any subsequent interim period preceding the dismissal of Marcum LLP, there were: (a) no “disagreements” as defined in Item 304(a)(1)(iv) of Regulation S-K with Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Marcum LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report; and (b) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Marcum LLP with a copy of the above disclosures and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Marcum LLP’s letter dated September 21, 2012 is attached as Exhibit 16.1 to this Form 8-K.

On September 19, 2012, the Company engaged Drake & Klein CPAs (“Drake & Klein”) as the Company’s independent registered public accounting firm. The decision to engage Drake & Klein was recommended, approved and ratified by the Company's Board of Directors on September 19, 2012.

No consultations occurred between the Company and Drake & Klein during the two most recent fiscal years and any subsequent interim period prior to Drake & Klein’s appointment regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreement (as defined in Item 304(a)(2)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

16.01	Letter from Marcum LLP to the Securities and Exchange Commission regarding change in certifying accountant dated September 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laidlaw Energy Group, Inc.

Date: September 21, 2012	By:	/s/ Michael Bartoszek
	Name: Title:	Michael Bartoszek Chief Executive Officer